UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 14, 2004

MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-08106	65-0829355
(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 14, 2004, MasTec, Inc (“the Company”) issued a press release announcing that C. Robert Campbell had been hired as its Executive Vice President and Chief Financial Officer. Effective October 18, 2004, the Company has entered into an employment agreement with Mr. Campbell. The agreement is for a term of twenty-seven (27) months and provides that Mr. Campbell will be paid an annual base salary of $350,000 per annum. Additionally, Mr. Campbell will be entitled to an initial bonus of $75,000 upon execution of his employment agreement and also entitled to a minimum annual performance bonus of $50,000 per year. Upon execution of his agreement, Mr. Campbell received options to purchase one hundred thousand (100,000) shares of common stock of the Company priced as of the date of execution of his agreement and vesting 50% on the first and 50% on the second anniversary of the Hire Date. The entire agreement is attached to this report on Form 8-K as Exhibit 10.27, and is incorporated by reference into this report.

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described above, effective October 18, 2004, Mr. Campbell was appointed to the position of Executive Vice President and Chief Financial Officer of the Company. Mr. Campbell’s employment agreement is attached to this report on Form 8-K as Exhibit 10.27 and is incorporated herein by reference.

C. Robert Campbell, 60, has over 25 years of senior financial management experience. From 2002 to 2004 he was Executive Vice President and CFO for TIMCO Aviation Services, Inc., a diversified aviation services company. From 1998 to 2000, Mr. Campbell served as the President and Chief Executive Officer of BAX Global Inc., a $2 billion organization providing air freight, ocean freight and supply chain management services. Mr. Campbell also spent 21 years with Ryder System's Inc., in various positions including 10 years as Executive Vice President and Chief Financial Officer for its Vehicle Leasing and Services Division. Mr. Campbell, who is a Certified Public Accountant, has a Bachelor of Science degree in industrial relations from the University of North Carolina, an MBA from Columbia University and a Master of Science in accounting from Florida International University.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired	Not applicable
(b)	Pro Forma Financial Information	Not applicable
(c)	Exhibits	The following exhibits are filed with this report:

Exhibit Number	Description
10.27	Employment Agreement, dated October 12, 2004 between C. Robert Campbell and MasTec, Inc.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date October 20, 2004	MASTEC, INC. BY: /S/ Austin Shanfelter —————————————— Austin Shanfelter Chief Executive Officer MASTEC,INC.

EXHIBIT INDEX

Exhibit Number	Description
10.27	Employment Agreement, dated October 12, 2004 between C. Robert Campbell and MasTec, Inc.

Investor Relations (305)406-1815 marc.lewis@mastec.com J. Marc Lewis Vice President - Investor Relations